--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------
                                    Form 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                      ------------------------------------
                      DECEMBER 8, 1999 (DECEMBER 1, 1999)
                Date of Report (Date of earliest event reported)

                      ------------------------------------
                             PHILIP SERVICES CORP.
             (Exact name of Registrant as specified in its charter)

          ONTARIO                         0-20854                      NOT APPLICABLE
      (State or other             (Commission File Number)      (IRS Employer Identification
       jurisdiction)                                                        No.)
     of incorporation)

                             100 KING STREET WEST,
                              P.O. BOX 2440, LCD1,
                           HAMILTON, ONTARIO, CANADA
                                    L8N 4J6
          (Address of principal executive offices, including zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (905) 521-1600

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On December 1, 1999, Philip Services Corp. (the "Company") received a letter from Deloitte & Touche LLP ("Deloitte") advising the Company of Deloitte's resignation as the auditors of the Company.


     Deloitte had been the Company's auditor since December 1990. On June 25, 1999, the Company and its subsidiaries were insolvent and sought relief in Canada under the provisions of the Companies' Creditors Arrangement Act (the "CCAA"). The CCAA proceedings (the "CCAA Proceedings") were initiated in conjunction with the filing in the United States Bankruptcy Court for the District of Delaware, pursuant to Chapter 11 of the United States Bankruptcy Code by the Company and its subsidiaries in the United States, which filing was made on June 25, 1999 (the "U.S. Bankruptcy Proceedings"). A Disclosure Statement and Plan of Reorganization was filed in the U.S. Bankruptcy Proceedings on July 12, 1999 (the "U.S. Plan") and a Plan of Compromise and Arrangement was filed in the CCAA Proceedings on July 15, 1999 (the "Canadian Plan", and together with the U.S. Plan, the "Plans").


     Claims against Deloitte have been asserted in U.S. and Canadian class action law suits against the Company and Deloitte, among others, that Deloitte was negligent in performing its duties as auditors for the Company by failing to discover and disclose certain information in the Company's financial statements. The Company may have similar claims or causes of action against Deloitte for breach of its duties to the Company in connection with the Deloitte audit. The Company has not finalized an analysis of such claims or causes of action.

     On August 3, 1999, the Chairman of the Company's Audit Committee received a letter from Deloitte, which stated that Deloitte had reviewed the Plans and had concluded that the Plans contained provisions that put the Company and Deloitte in adversarial positions and presented a threat to Deloitte's independence. The letter also stated that it would be inappropriate for Deloitte to conduct any audit services until the Plans were amended to provide Deloitte with a release. The letter further stated that if the Plans were not amended to provide Deloitte with a release in sufficient time for Deloitte to carry out its duties as auditor, it would be obliged to resign.

     On August 20, 1999, the Company replied to Deloitte's letter of August 3, 1999, stating that the Company was not in a position to consider providing Deloitte with a release and suggested that Deloitte therefore resign as auditor immediately in accordance with its letter.

     On August 5, 1999, Deloitte brought a motion challenging the provisions of the Canadian Plan. Deloitte sought, among other things, a declaration that the Canadian Plan was not fair and reasonable. It was held, in respect of Deloitte's motion, that the Canadian Plan as initially constituted failed to comply with the procedural requirements of the CCAA.

     As a result of the outcome of Deloitte's motion, the Company revised both the Canadian Plan and the U.S. Plan. The revised Canadian Plan was filed in the CCAA Proceedings on September 24, 1999 (the "Amended Canadian Plan"). A revised Disclosure Statement and Plan of Reorganization was filed in the U.S. Bankruptcy Proceedings on September 21, 1999 (the "Amended U.S. Plan"). The amended Plans do not provide a release to Deloitte.

     On September 20, 1999, counsel for the Company wrote a letter to counsel for Deloitte reiterating the position taken by the Company in its letter of August 20, 1999, and stating that since the revised Plans do not provide a release to Deloitte, it should resign immediately as it indicated it would in its letter of August 3, 1999.

     Section 5.2 of the Amended Canadian Plan provided that in order for the Company to be able to propose a restructuring plan to its unsecured creditors, the Company had to by October 27, 1999, either (i) arrive at a settlement with Deloitte and each of the other contribution and indemnity claimants or (b) agree with Deloitte and each of the other contribution and indemnity claimants as to the amount of each of their claims and have the agreement of such claimants that they would vote in favor of the Amended Canadian Plan. The Company used its best efforts to resolve the various issues involving Deloitte and other contribution and indemnity claimants through a global settlement. These negotiations culminated in a two day mediation held on October 25 and 26, 1999. Unfortunately, the mediation did not result in a settlement.

     As the mediation was unsuccessful, the Company brought a motion return able November 1, 1999 to cancel the meeting of its unsecured creditors scheduled for November 2, 1999, and filed a supplement plan, dated October 27, 1999 (the "Plan Supplement"), which amended and restated the Amended Canadian Plan such that plan was proposed to creditors only. No plan was made to any unsecured creditors, including Deloitte, and the Plan Supplement did not affect their interests. Deloitte, among others, brought a motion returnable November 1, 1999 challenging the fairness of the Plan Supplement. The motions brought by the Company and Deloitte were heard on November 1, 1999, and the court held that it was not unfair or unreasonable to permit the Plan Supplement to go forward and dismissed Deloitte's motion.

     On October 14, 1999, Deloitte in the Barbados wrote a letter to Philip International Development Inc. ("PID"), stating that Deloitte was unable to render an audit opinion on the financial statements of PID because it was their understanding that certain matters had served to impair the independence of Deloitte.

     On November 11, 1999, Deloitte in the United Kingdom sent a letter to the Board of Directors of Philip Metals (Europe) Limited, a subsidiary of the Company, to explain why it was unable to sign the statutory accounts of Philip Metals (Europe) Limited and its subsidiary companies. The letter states that as the Company had discussed the possibility of bringing a claim against Deloitte, Deloitte's independence was impaired and it could not provide audit services for the Company or any of its subsidiaries until such time as the impairment was rectified by the Company, for example, by the Company granting a release to Deloitte.


     On November 26, 1999, the Company received approval under the CCAA for the Plan Supplement. On November 30, 1999, the Amended U.S. Plan was confirmed under Chapter 11 of the U.S. Bankruptcy Code.


     On December 1, 1999, the Company received a letter from Deloitte advising the Company of its resignation as the auditors of the Company.

     The Company has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter will be filed as Exhibit 16 to this Form 8-K.

ITEM 4.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER                            DESCRIPTION
--------------                            -----------
       16*        Letter from Deloitte & Touche to the Securities and Exchange
                  Commission Regarding Change in Certifying Accountant.

---------------

*   To be filed by amendment.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PHILIP SERVICES CORP.

                                                    /s/  COLIN SOULE
                                          By:
                                          --------------------------------------

                                            Executive Vice President, General
                                            Counsel and Corporate Secretary

Date: December 8, 1999

                                 EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------
     16*          Letter from Deloitte & Touche to the Securities and Exchange
                  Commission Regarding Change in Certifying Accountant.

---------------

* To be filed by amendment.